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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 4, 2003
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                        (Date of earliest event reported)


                      FIRST FEDERAL FINANCIAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                0-28020                   31-1456058
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


415 Center Street, Ironton, Ohio                                    45638
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(Address of principal executive offices)                          (Zip Code)


                                 (740) 532-6845
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   OTHER EVENTS

          On February 4, 2003, First Federal Financial Bancorp, Inc. announced by press release its earnings for the quarter ended December 31, 2002.

          A copy of the press release issued is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are included with this Report:

          Exhibit 99.1 Press Release dated February 4, 2003.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST FEDERAL FINANCIAL BANCORP, INC.


                                           By: /s/ I. Vincent Rice
                                              ---------------------
                                              I. Vincent Rice
                                              President

     Date:  February 4, 2003